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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 3, 1995


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


               CALIFORNIA                   1-7850               88-0085720
     (State or other jurisdiction of      (Commission         (I.R.S. Employer
      incorporation or organization)      File Number)       Identification No.)

        5241 SPRING MOUNTAIN ROAD
          POST OFFICE BOX 98510
            LAS VEGAS, NEVADA                                    89193-8510
(Address of principal executive offices)                         (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 876-7237


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ITEM 5.  OTHER EVENTS

Common Stock Offering

On May 3, 1995, the Company completed the pricing for a stock offering of up to 2,300,000 shares with respect to Registration Statement No. 33-55621. In connection therewith, the Company executed an underwriting agreement and obtained the opinion of legal counsel on the securities. These documents are contained herein as exhibits.

ITEM 7.  EXHIBITS

 1.01  Underwriting Agreement
 5.01  Opinion of O'Melveny & Myers as to the validity of the securities.
23.02  Consent of O'Melveny & Myers (included in Exhibit 5.01)


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOUTHWEST GAS CORPORATION


Date: May 5, 1995                              Edward A. Janov
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                                               Edward A. Janov
                                   Controller and Chief Accounting Officer